UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 26, 2006

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)

    Bermuda                        001-16625                     98-0231912
(State or other              Commission File Number          (I.R.S. Employer
jurisdiction of                                           Identification Number)
 incorporation)

             50 Main Street                                      10606
         White Plains, New York                                (Zip code)
(Address of principal executive offices)

                                 (914) 684-2800
                    (Registrant's telephone number, including
                                   area code)

                                      N.A.
          (Former name or former address, if changes since last report)


            Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

            On June 26, 2006, Bunge Limited issued a press release updating its earnings guidance for the full year ending December 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 7.01.



Item 9.01   Financial Statements and Exhibits

        (a) None

        (b) None

        (c) Exhibits

        Exhibit No.          Description
        -----------          -----------

        99.1                 Press Release, dated June 26, 2006

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

            Dated: June 26, 2006


                                              BUNGE LIMITED


                                              By:/S/ WILLIAM M. WELLS
                                                 -------------------------------
                                                 Name:  William M. Wells
                                                 Title: Chief Financial Officer

                                    EXHIBITS



Exhibit No.                   Description
-----------                   -----------
  99.1                        Press Release, dated June 26, 2006